Exhibit 2.n

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" in this Registration Statement (Form N-2) and related Prospectus of American Capital Senior Floating, Ltd. dated August 2, 2013.

McLean, Virginia /s/ Ernst & Young LLP
August 2, 2013